Summary Prospectus October 1, 2016

Franklin NextStep
Growth Fund

Franklin Fund Allocator Series

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.nextstepfunds.com. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated October 1, 2016, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Advisor Class
FNGBX	FNGCX	FNGVX

Investment Goal

The highest level of long-term total return that is consistent with an acceptable level of risk.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 61 in the Fund's Prospectus and under “Buying and Selling Shares” on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management fees	0.25%	0.25%	0.25%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	16.65%	16.65%	16.65%
Acquired fund fees and expenses[1]	0.60%	0.60%	0.60%
Total annual Fund operating expenses1, [2]	17.75%	18.50%	17.50%
Fee waiver and/or expense reimbursement[3]	-16.55%	-16.55%	-16.55%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, 2, [3]	1.20%	1.95%	0.95%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect operating expenses of the Fund and do not include acquired fund fees and expenses.

2. Class A and Class C shares of the Fund commenced operations on February 5, 2016. Total operating expenses are annualized. The Fund began offering Advisor Class shares on June 15, 2016. Other expenses for Advisor Class are based on estimated amounts for the current fiscal year.

3. Management has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each Class of the Fund do not exceed (and could be less than) 0.35%, until September 30, 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 690	$ 3,735	$ 6,052	$ 9,705
Class C	$ 298	$ 3,513	$ 5,994	$ 9,796
Advisor Class	$ 97	$ 3,298	$ 5,748	$ 9,648
If you do not sell your shares:
Class C	$ 198	$ 3,513	$ 5,994	$ 9,796

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the period February 5, 2016 through May 31, 2016, the Fund's portfolio turnover rate was 24.56% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” meaning that it seeks to achieve its investment goal by investing its assets in underlying funds (i.e., other mutual funds and exchange-traded funds (ETFs)), including underlying funds managed by Franklin Templeton as well as those managed by unaffiliated investment managers. The Fund is designed for investors seeking the highest level of long-term total return that is consistent with an acceptable level of risk, which the investment manager believes is a growth-oriented level of risk for this Fund. The Fund may be most appropriate for investors with a longer investment horizon, such as investors with an investment horizon of more than ten years. However, regardless of an investor’s expected investment horizon or retirement date, an investor should also consider other factors, such as his or her risk tolerance, personal circumstances, and complete financial situation.

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity, debt and alternative investments by investing primarily in a distinctly-weighted combination of underlying funds, based on each underlying fund’s predominant asset class. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and derivative investments. The Fund may have exposure to a wide variety of investments through the underlying funds including emerging or developing markets, equity securities in any market capitalization range and debt securities with varying credit ratings including bonds that are below investment grade (also known as “junk” bonds). The alternative investments underlying funds employ non-traditional or “alternative” strategies, which may include, but are not limited to, long/short equity, long/short credit, relative value, event driven and global macro strategies. In addition, these underlying funds may invest in a variety of instruments that would expose such funds to the equity, debt and commodities markets.

The Fund may also invest directly in securities of each asset class and may use currency forwards for hedging purposes.

The Fund will seek to maintain a target exposure, principally through investment in underlying funds, of 75% to equities and equity-related securities and 25% to debt securities (any cash or cash equivalent held by the Fund is attributable to the Fund's debt allocation. The Fund may also invest up to 10% in alternative investment funds. The Fund’s asset allocation may change from time to time and deviate from its target exposure based on market conditions and the investment manager’s strategic and tactical asset allocation views; however, the Fund’s equity, debt and alternative investments will typically be in the 60-80%, 20-40% and 0-10% range, respectively. Notwithstanding the foregoing, appreciation and/or depreciation in the value of the Fund’s investment in underlying funds representing various asset classes may cause the relative percentages to vary by more than 10%, and during adverse market conditions the investment manager may cause the relative percentages to be more than 10% more conservative than the typical asset mix at that time. This investment manager may use a variety of techniques to increase the Fund’s conservative allocation in this regard including by: increasing the Fund’s allocation to the debt asset class through the addition of underlying debt funds, using derivative instruments to increase the exposure of the Fund to the debt asset class, or by holding additional cash and cash equivalents in the Fund’s portfolio. The risk profile of underlying funds will be considered when determining allocations.

Risk control will be an integral part of the Fund’s investment process. Among other things, the investment manager will analyze portfolio volatility, portfolio concentration, expected extreme events and expected instability in returns among various asset classes and types of investments. In evaluating the risk level of the underlying funds, the investment manager analyzes a number of factors, including without limitation: (a) relative and absolute performance, such as correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next). When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting debt funds, the investment manager focuses primarily on maximizing income, appropriate to the Fund’s risk profile and considers the overall credit quality, duration and maturity of the underlying funds’ portfolios. When selecting alternative investment funds, the investment manager focuses primarily on the specific alternative strategy employed by the fund; how the fund generates alpha (a measurement of how well the fund performed compared to a benchmark index); how the fund is expected to correlate to different markets; the strategies, methods and techniques the underlying fund uses to hedge certain markets or investments; and how a fund's net asset value typically reduces when the market falls (a lower correlation between these two factors, the better).

The Fund will typically invest no more than 50% of its net assets in Franklin Templeton underlying funds. No more than 25% of the Fund’s assets may be invested in any one underlying fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Asset Allocation   The Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying funds. There is the possibility that the investment manager’s evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve the Fund's investment goal in view of actual market trends.

Investing in Underlying Funds   Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Equity Funds   To the extent that the Fund invests in an underlying stock fund, its returns will fluctuate with changes in the stock market. Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.

Debt Funds   To the extent that the Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these price changes. Other factors may also affect the market price and yield of debt securities, including investor demand, changes in the financial condition of issuers of debt securities, and domestic and worldwide economic conditions.

Alternative Investment Funds   Certain underlying funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.

Investing in ETFs   The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

The risks described below are the applicable principal risks of the Fund or an underlying fund. For purposes of the discussion below, "Fund" means the Fund and/or one or more of the underlying funds in which the Fund invests.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument and such instruments often have risks similar to the underlying instrument, in addition to other risks. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Performance

Because the Fund does not have a full calendar year of performance, annual total return information is not available and therefore is not presented. You can obtain updated performance information at www.nextstepfunds.com or by calling (800) DIAL BEN/342-5236. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisors

Franklin Templeton Investments Corp. (FTIC)
K2/D&S Management Co., L.L.C. (K2 Advisors)

Portfolio Managers

Thomas A. Nelson, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2016).

Stephen R. Lingard, MBA, CFA   Portfolio Manager of FTIC and portfolio manager of the Fund since inception (2016).

John G. Levy, CFA, CAIA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2016).

Brooks Ritchey   Senior Managing Director, Head of Portfolio Construction of K2 Advisors and portfolio manager of the Fund since inception (2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under “Your Account – Choosing a Share Class – Qualified Investors – Advisor Class” in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 nextstepfunds.com Franklin NextStep Growth Fund

Investment Company Act file #811-07851
© 2016 Franklin Templeton Investments. All rights reserved.
972 PSUM 10/16	00159578